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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   _________

                                    FORM 8-K


                                 Current Report
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 9, 1996



                          QUINTEL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)




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
                 Delaware                                  0-27046              22-3322277
                 (State or other jurisdiction of           (Commission          (I.R.S. Employer
                 incorporation or organization)            File Number)         Identification No.)
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
         One Blue Hill Plaza
         Pearl River, New York                                                                10965
         (Address of principal executive offices)                                             (Zip Code)
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Registrant's telephone number, including area code:(914) 620-1212
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                          QUINTEL ENTERTAINMENT, INC.
                               INDEX TO FORM 8-K
               FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                  MAY 21, 1996


                               ITEMS IN FORM 8-K

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Item 5.  Other Events.                                                                          3

Item 7.  Financial Statements and Exhibits.                                                     4

         (c)     Exhibits



Signatures                                                                                      5

Exhibit Index                                                                                   6
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ITEM 5.  OTHER EVENTS.

         A. Acquisition of New Lauderdale. As reported in the Registrant's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended November 30, 1995, the Registrant and Psychic Readers Network, Inc., a Florida corporation ("PRN"), entered into a preliminary letter of intent pursuant to which the Registrant agreed to purchase PRN's 50% interest in New Lauderdale, L.C., a Florida limited liability company ("New Lauderdale"), of which Calling Card Co., Inc., the Registrant's wholly owned subsidiary ("Calling Card"), owns the remaining 50% interest.

         On May 9, 1996, the Board of Directors of the Registrant approved a definitive form of Acquisition Agreement (the "Acquisition Agreement") by and among the Registrant, Calling Card and PRN, for the acquisition by the Registrant of PRN's 50% interest in New Lauderdale (the "Acquisition"). In consideration for the Acquisition, the Registrant will issue to PRN up to 3,200,000 shares of Common Stock. The definitive Acquisition Agreement now provides that the Registrant will become entitled to 100% of New Lauderdale's income only upon the closing of the Acquisition.

         Stockholder approval of the Acquisition is required by NASDAQ and Delaware law. On May 9, 1996, the five principal stockholders of the Registrant, who own in the aggregate approximately 75% of its outstanding Common Stock, $.001 par value, and who are also the executive officers and members of the Board of Directors of the Registrant, approved by written consent without a meeting pursuant to Delaware law, the proposed Acquisition and the definitive form of the Acquisition Agreement. Accordingly, the Registrant will not solicit proxies from the other stockholders of the Registrant in order to obtain stockholder approval for the Acquisition. The Registrant expects to send an Information Statement to the other stockholders of the Registrant on or about June 15, 1996.

         The closing of the Acquisition is subject to the Registrant's notification to NASDAQ of the proposed issuance of the 3,200,000 shares of Common Stock in connection with the Acquisition.

         Subject to the foregoing, it is presently anticipated that the execution of the Acquisition Agreement and the simultaneous closing of the Acquisition will occur on or about July 15, 1996.

         B. Amendment to PRN Service Agreement. The Registrant and PRN are parties to an agreement dated July 7, 1995, pursuant to which PRN provides the Registrant with live psychic operator services in connection with the operation of the Registrant's telephone entertainment programs (the "Service Agreement"). The





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billing of the services provided by PRN to the Registrant pursuant to such
Service Agreement is determined by the number of minutes of live psychic services used by the telephone entertainment programs conducted by the
Registrant.   The Registrant and PRN have amended the Service Agreement
effective as of March 1, 1996, pursuant to which the term of the Service Agreement was extended from June 30, 1996 to May 31, 1997, and PRN agreed to bill the Registrant at a reduced rate for a portion of the service minutes provided to the Registrant.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)  EXHIBITS.

Exhibit Number

5.1 Form of definitive Acquisition Agreement among the Registrant, Psychic Readers Network and Calling Card Co., Inc., with schedules and exhibits thereto.

5.2 Amendment to Live Operator Service Agreement between PRN and Calling Card, dated as of March 1, 1996.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 21, 1996              QUINTEL ENTERTAINMENT, INC.



                                  By:/s/ Jeffrey L. Schwartz
                                     ------------------------------------
                                     Jeffrey L. Schwartz
                                     Chairman and Chief Executive Officer






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                                EXHIBIT INDEX


5.1 Form of definitive Acquisition Agreement among the Registrant, Psychic Readers Network and Calling Card Co., Inc., with schedules and exhibits thereto.

5.2 Amendment to Live Operator Service Agreement between PRN and Calling Card, dated as of March 1, 1996.